UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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FPA NEW INCOME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FPA NEW INCOME, INC.

March 29, 2016

Dear Shareholder:

We are writing to inform you of the upcoming Special Meeting of Shareholders (the "Meeting") of FPA New Income, Inc. (the "Company") scheduled to be held at 10:30 a.m. Pacific Time on Monday May 9, 2016, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

The matter on which you, as a shareholder of the Company, are being asked to vote is the election of seven (7) Director nominees (each, a "Nominee") to the Company's Board of Directors (the "Board"). The Board unanimously recommends that you vote "FOR" the election of each Nominee to the Board. This proposal is discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Company.

Respectfully,

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

FPA NEW INCOME, INC.

NOTICE OF MEETING OF SHAREHOLDERS

May 9, 2016

To the Shareholders of FPA New Income, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of FPA New Income, Inc. (the "Company") will be held at 10:30 a.m. Pacific Time on Monday May 9, 2016, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 for the following purposes:

1. To elect seven (7) Directors to the Board of Directors of the Company (the "Board"); and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on March 14, 2016 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 9, 2016: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at http://www.proxyonline.com/docs/fpafunds2016.

By order of the Board,

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

FPA NEW INCOME, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 9, 2016

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," and each member of the Board, a "Director" of FPA New Income, Inc. (the "Company") for voting at the Special Meeting of Shareholders (the "Meeting") of the Company to be held at 10:30 a.m. (Pacific time) on Monday, May 9, 2016, in the offices of First Pacific Advisors, LLC ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 29, 2016.

At the Meeting, shareholders of the Company will be asked to vote on the proposal to elect seven (7) nominees (the "Nominees") to the Board (the "Proposal"). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on March 14, 2016 as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Company are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 537,477,955 shares of the Company outstanding.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Company or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Special Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the outstanding shares of the Company represented in person or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within 120 days after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. In determining whether shareholders have elected a Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of a Nominee.

Required Vote

The election of each Nominee to the Board requires the affirmative vote of the holders of a plurality of the Company's shares present in person or represented by proxy at the Meeting, meaning that to be elected, the Nominee must be one of the seven (7) Nominees receiving the most "FOR" votes because seven Nominees will be elected. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees.

Availability of Shareholder Reports

The Company will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Company's website at www.fpafunds.com or by calling (800) 982-4372 ext. 419. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Company. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing http://www.proxyonline.com/docs/fpafunds2016. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

PROPOSAL 1: ELECTION OF DIRECTORS

Background

At a duly constituted meeting of the Board held on February 9, 2016 (the "February Meeting"), the Board determined, to nominate a new Director to the Board. In addition, the Board has nominated the existing Directors who are not "interested person(s)" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), except for Mr. Thomas Merrick who is retiring effective May 9, 2016, for election by shareholders at the Meeting. The Board has also nominated existing Director, Mr. Robert Rodriguez, who is deemed to be an "interested person(s)" of the Board as defined in the 1940 Act (an "Interested Director"), for election by shareholders at the Meeting.

At the suggestion of the Adviser, the Board recommended the nomination of Mr. J. Richard Atwood as an Interested Director of the Company (the "New Interested Nominee"). At the February Meeting, the Board determined to nominate Mr. Atwood as an Interested Director of the Company.

All of the Nominees have consented to serving (or continuing to serve) as Directors of the Company if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office during the lifetime of the Company and until its termination unless such Nominee dies, resigns or is removed.

Nominee Information

The Company's Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee's financial and business experience give him the qualifications and skills to serve as a Director.

Information about the Nominees and Directors, including their business addresses, ages and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee and/or Director is deemed to be "independent" to the extent the individual is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age (1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years (2)	Number of FPA Funds (3) Boards on Which Director Serves	Other Directorships Held by Directors
Current Independent Director Nominees
Mark L. Lipson, 65	Director	2015	Consultant, ML2 Advisors, LLC. Formerly a member of the Management Committee and Western Region Head at Bessemer Trust Company (2007-2014). Director/Trustee of FPA Capital Fund, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2015).	7	None
Alfred E. Osborne, Jr., 71	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management (since 1972). Director/Trustee of FPA Paramount Fund, Inc. (since 2013), of FPA U.S. Value Fund, Inc. (since 2013), of FPA Capital Fund, Inc. (since 1999), of FPA Funds Trust (since 2002) and of Source Capital, Inc. (since 2013).	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum
A. Robert Pisano, 73	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012); of FPA Funds Trust and of FPA Capital Fund, Inc. (since January 2013); and of Source Capital, Inc. (since 2013).	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell, 73	Director	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital Fund, Inc., and of FPA Funds Trust (since May 2006), and of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. (since July 2012) and of Source Capital, Inc. (since 2010).	7	The Motion Picture and Television Fund
Allan M. Rudnick, 75	Director & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital Fund, Inc., and of FPA Funds Trust (since January 2010), and of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012), and of Source Capital, Inc. (since 2012).	7	None
Current Interested Director Nominee
Robert L. Rodriguez (4), 67	Director	2000	Partner of FPA (since October 2006). Formerly Managing Partner of FPA (October 2006 to December 2015). Director of FPA Capital Fund, Inc. (since August 2000).	2	None

Name, Address and Age (1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years (2)	Number of FPA Funds (3) Boards on Which Director Serves	Other Directorships Held by Directors
New Interested Director Nominee
J. Richard Atwood (4), 55	President	N/A	Managing Partner of FPA (since October 2006). President of FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, Source Capital, Inc. and FPA Capital Fund, Inc. (each, an "FPA Fund") (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.	0	None

  (1)  The address for each director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

  (2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

  (3)  FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund, Source Capital, Inc. and the Company (each, an "FPA Fund" and collectively, the "FPA Funds").

  (4)  Messrs. Rodriguez and Atwood is each an "interested person(s)" within the meaning of the 1940 Act by virtue of his affiliation with FPA.

The Board of Directors and its Leadership Structure. The Board has general oversight responsibility with respect to the business and affairs of the Company. Although the Board has delegated day-to-day oversight to the Adviser, all Company operations are overseen by the Company's Board, which meets quarterly. The Board currently is composed of six Directors, five of which are not "interested persons" of the Company as that term is defined in the 1940 Act. The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board's next regularly scheduled meeting. The Audit Committee meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained "independent legal counsel" as defined in the 1940 Act.

The Board has appointed Allan M. Rudnick as Chairman of the Board. The Chairman presides at all meetings of the Board and works with the Secretary to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the management of the Company, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.

The Board periodically reviews its leadership structure, including the role of the Chairman, who is an Independent Director. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company's current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Director; and (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are "interested persons" of the Company.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. Several members of the Board have had a long and continued service with the Company. As noted in the Nominee Information Table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director's financial and business experience gives him the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer ("CCO") for the Company. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Company's compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, the President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

During the fiscal year ended September 30, 2015, the Board held eight meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all Committees of the Board on which they served.

Risk Oversight. The Board of Directors has delegated day-to-day Company and risk management to the Adviser, which is responsible for managing all Company operations and the Company's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Company's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Company meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Company of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board has an Audit Committee comprised of all of the Independent Directors. The Committee makes recommendations to the Board concerning the selection of the Company's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Company has a Nominating and Governance Committee consisting of all of the Independent Directors. The Committee recommends to the full Board nominees for election as Directors of the Company to fill vacancies on the Board, when and as they occur. In addition, the Committee periodically reviews issues such as the Board's composition and compensation and other relevant issues, and recommends appropriate action, as needed to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Company, in care of the Company's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the sole discretion of the Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflicts of interest or direct economic relationship with the Company, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Compensation of Directors

During the fiscal year ended September 30, 2015, the Company did not pay any salaries directly to officers but paid an investment advisory fee to FPA. The following information relates to compensation paid to the Directors. The Company paid an annual retainer of $14,000 to each Independent Director, plus $4,000 for each Board of Directors meeting attended and $500 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives an additional fee of $1,000 per quarter, and the Chairman of the Audit Committee receives an extra $750 and the Chairman of the Nominating and Governance Committee receives an extra $250 for in-person meetings of the Board of Directors. Effective in November of 2014, the Company paid an annual retainer of $16,000 to each Independent Director. During the last fiscal year, the Directors then in office received as a group $170,410 in Directors' fees from the Company. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation From the Company (1)	Total Compensation From All FPA Funds, (1,2), Including the Company
Independent Directors
Mark L. Lipson (3)	$0	$0
Thomas P. Merrick (will retire on May 9, 2016)	32,676	190,233
Alfred E. Osborne, Jr.	33,283	187,478
A. Robert Pisano	32,283	183,478
Patrick B. Purcell	35,767	206,867
Allan M. Rudnick	36,402	212,316
"Interested" Director
Robert L. Rodriguez	0	0

  (1)  No pension or retirement benefits are provided to directors by the Company or the FPA Funds.

  (2)  Includes compensation from the Company, FPA Capital Fund, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund, and Source Capital, Inc.

  (3)  Mr. Lipson became a Director of the Company effective October 1, 2015.

Share Ownership

Shares Owned by Directors as of February 29, 2016

Name	Dollar Range of Company Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
Independent Directors
Mark L. Lipson	$0	Over $100,000
Thomas P. Merrick (will retire on May 9, 2016)	$10,001-$50,000	Over $100,000
Alfred E. Osborne, Jr.	$1-$10,000	Over $100,000
A. Robert Pisano	$50,001-$100,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	Over $100,000	Over $100,000
"Interested" Director
Robert L. Rodriguez	Over $100,000	Over $100,000

All officers and Directors of the Company as a group owned beneficially less than 1% of the outstanding shares of common stock of the Company.

Executive Officers of the Company

The following information relates to the executive officers of the Company who are not Directors of the Company. Each officer (except Ms. Hayes) also serves as an officer of FPA.

Name and Position With Trust/Company (1)	Principal Occupation(s) or Employment During Past Five Years (2)	Age	Officer Since
Thomas H. Atteberry (Vice President and Portfolio Manager)	Partner of FPA (since October 2006). Formerly Chief Executive Officer of the Fund (January 2010 to February 2015). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).	61	2004
Abhijeet Patwardhan (Vice President and Portfolio Manager)	Managing Director (since November 2015) and a Director of Research (since April 2015) of FPA. Formerly, Senior Vice President of FPA (January 2014-November 2015) and Analyst and Vice President of FPA (June 2010-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).	36	2015
J. Richard Atwood (President)	Managing Partner of FPA (since October 2006). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.	55	1997

Name and Position With Trust/Company (1)	Principal Occupation(s) or Employment During Past Five Years (2)	Age	Officer Since
Leora R. Weiner (Chief Compliance Officer)	Managing Director and General Counsel of FPA (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Formerly, Chief Compliance Officer of FPA (June 2014-January 2016); and Managing Director (March 2013-June 2014), General Counsel (September 2012-June 2014) and Chief Compliance Officer (August 2010-June 2014) of Tradewinds Global Investors, LLC, a Nuveen Investments Company.	44	2014
E. Lake Setzler (Treasurer)	Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of FPA (December 2005-December 2012).	48	2006
Michael P. Gomez (Assistant Vice President)	Assistant Vice President and Assistant Controller of FPA (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012).	30	2012
Francine S. Hayes (Secretary)	Vice President and Managing Counsel, State Street Bank and Trust Company (various positions since 2005).	48	2015

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE NOMINEES.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LLC, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Company's investment adviser since the Company's inception. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Company pursuant to an administration agreement.

Distributor

UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin, 53212, serves as the principal underwriter for the Company pursuant to a distribution agreement.

Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Independent Directors, has selected Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2016. The employment of such firm is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Deloitte has served as the independent registered public accounting firm for the Company since November 11, 2002. Representatives of Deloitte are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Deloitte to the Company for the audit of the Company's annual financial statements or services normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year ended September 30, 2014	$52,000
Year ended September 30, 2015	$66,800

Audit-Related Fees. There were no fees billed for the last two fiscal years for assurance and related services rendered by Deloitte to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Deloitte to the Adviser that are reasonably related to the performance of the audit of the Company's financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Deloitte to the Company for tax return preparation are set forth below.

Year ended September 30, 2014	$8,400
Year ended September 30, 2015	$8,800

There were no fees billed for the last two fiscal years for professional services rendered by Deloitte to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as required are set forth below.

All Other Fees. There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Company, other than the services reported herein.

There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals

The Company is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Because the Company does not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided. Although the Company has not adopted a specific process regarding shareholder proposals, any shareholder intending to submit a proposal to be presented at a meeting of shareholders may transmit such proposal to the Company (addressed to FPA Funds, c/o J. Richard Atwood, the President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law. The timely submission of a proposal does not guarantee its inclusion.

Security Ownership of Shareholder Proposals

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Company. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Company acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of February 29, 2016, the following shareholders are known by the Company to own of record or to beneficially own 5% or more of the outstanding shares of the Company:

Name and Address	Shares/Percentage of Ownership	Type of Ownership
Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104-4151	153,333,632 shares 28.51%	Record
Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399-0001	49,464,992 shares 9.20%	Record
First Clearing LLC For the Benefit of its Customers 2801 Market Street St. Louis, Missouri 63103	28,447,270 shares 5.29%	Record

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Director or affiliated person of such Nominee or Director is a party adverse to the Company or any of their affiliated persons or has a material interest adverse to the Company or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Director or executive officer of the Company within the past ten years.

By order of the Board,

/s/ Francine S. Hayes

Francine S. Hayes

Secretary

March 29, 2016

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

Directions: First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, Telephone (310) 473-0225
Entrance to parking lot on Goshen Avenue.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

FPA New Income, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2016

The undersigned Shareholder(s) of above named fund (“the Fund”), hereby appoint(s) J. Richard Atwood and E. Lake Setzler (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders to be held on May 9, 2016 at 10:30 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7180.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 9, 2016.  The proxy statement for this meeting is available at:

proxyonline.com/docs/fpafunds2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA New Income, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each nominee if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

To elect the following to the Board of Directors:

		FOR	WITHHOLD

1.	J. RICHARD ATWOOD	O	O
2.	MARK L. LIPSON	O	O
3.	ALFRED E. OSBORNE, JR.	O	O
4.	A. ROBERT PISANO	O	O
5.	PATRICK B. PURCELL	O	O
6.	ALLAN M. RUDNICK	O	O
7.	ROBERT L. RODRIGUEZ	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]